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                          NEW ENGLAND POWER COMPANY
                             Statement of Income
                        Six Months Ended June 30, 1998
                            (Actual and Pro Forma)
                                 (Unaudited)
                                              Actual  AdjustmentsPro Forma
                                              ------  --------------------
                                                    (In Thousands)
Operating revenue, principally from affiliates         $759,467$(456,823)$302,644
                                             -------- ---------  --------
Operating expenses:
  Fuel for generation                         158,987 (154,447)     4,540
  Purchased electric energy                   244,674  (88,200)   156,474
  Other operation                              92,410  (58,059)    34,351
  Maintenance                                  51,920  (39,501)    12,419
  Depreciation and amortization                59,146  (26,746)    32,400
  Taxes, other than income taxes               35,491  (25,731)     9,760
  Income taxes                                 35,576  (19,525)    16,051
                                             -------- ---------  --------
      Total operating expenses                678,204 (412,209)   265,995
                                             -------- ---------  --------
      Operating income                         81,263  (44,614)    36,649

Other income:
  Equity in income of nuclear power companies   2,614         -     2,614
  Other income (expense), net                 (2,492)      (97)   (2,589)
                                             -------- ---------  --------
      Operating and other income               81,385  (44,711)    36,674
                                             -------- ---------  --------
Interest:
  Interest on long-term debt                   19,316  (11,162)     8,154
  Other interest                                6,250   (3,378)     2,872
  Allowance for borrowed funds used during
   construction - credit                        (556)       301     (255)
                                             -------- ---------  --------
      Total interest                           25,010  (14,239)    10,771
                                             -------- ---------  --------

      Net income                             $ 56,375$ (30,472)  $ 25,903
                                             ======== =========  ========

  The accompanying notes are an integral part of these financial statements.
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                          NEW ENGLAND POWER COMPANY
                             Statement of Income
                    Twelve Months Ended December 31, 1997
                           (Actual and Pro Forma)
                                 (Unaudited)

                                              Actual Adjustments          Pro Forma
                                             ------ --------------------
                                                    (In Thousands)

Operating revenue, principally from affiliates       $1,677,903$(990,307)     $  687,596
                                           ---------- -------------------
Operating expenses:
 Fuel for generation                          372,734 (351,897)    20,837
 Purchased electric energy                    527,647 (189,591)   338,056
 Other operation                              241,506 (141,367)   100,139
 Maintenance                                   89,820  (48,720)    41,100
 Depreciation and amortization                 98,024  (52,800)    45,224
 Taxes, other than income taxes                67,311  (48,835)    18,476
 Income taxes                                  90,009  (48,840)    41,169
                                           ---------- -------------------
     Total operating expenses               1,487,051 (882,050)   605,001
                                           ---------- -------------------

     Operating income                         190,852 (108,257)    82,595

Other income:
 Equity in income of nuclear power companies    5,189         -     5,189
 Other income (expense), net                  (3,404)     2,781     (623)
                                           ---------- -------------------
     Operating and other income               192,637 (105,476)    87,161
                                           ---------- -------------------
Interest:
 Interest on long-term debt                    42,277  (24,203)    18,074
 Other interest                                 7,055   (3,813)     3,242
 Allowance for borrowed funds used
  during construction - credit                (1,238)       669     (569)
                                           ---------- -------------------
     Total interest                            48,094  (27,347)    20,747
                                           ---------- -------------------

     Net income                            $  144,543$ (78,129)$   66,414
                                           ========== ===================

 The accompanying notes are an integral part of these financial statements.

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